UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2025 (May 23, 2025)

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of the Stockholders of Nektar Therapeutics, a Delaware corporation (the “Company”), held on May 23, 2025 (the “Annual Meeting”), the following actions were taken. The proposals below are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 25, 2025.

Proposal 1

Each of the individuals listed below was elected, by a majority of the votes cast at the Annual Meeting and entitled to vote on the election of directors, to serve on the board of directors of the Company (the “Board”) until the Company’s 2028 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Diana Brainard	89,565,584	12,398,258	189,940	47,839,333
R. Scott Greer	87,246,490	14,774,685	132,607	47,839,333

In addition to the directors elected above, Jeffrey Ajer, Robert Chess, Howard W. Robin and Roy Whitfield continue to serve as directors after the Annual Meeting.

Proposal 2

The proposal to approve an amendment to the Amended and Restated 2017 Performance Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance thereunder by 6,000,000 shares was approved with the following votes.

For	Against	Abstain	Broker Non-Votes
72,407,461	28,767,636	978,685	47,839,333

Proposal 3

The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved with the following votes.

For	Against	Abstain	Broker Non-Votes
147,989,026	1,704,605	299,484	0

Proposal 4

The proposal to approve the non-binding advisory resolution regarding our executive compensation was approved with the following votes.

For	Against	Abstain	Broker Non-Votes
96,965,611	4,097,449	1,090,722	47,839,333

Proposal 5

The proposal to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 300,000,000 shares to 390,000,000 shares was approved with the following votes.

For	Against	Abstain	Broker Non-Votes
92,476,043	55,481,313	2,035,759	0

Proposal 6

The proposal to approve an amendment to our Certificate of Incorporation to effect, at the discretion of the Board on or prior to the one-year anniversary of the date of the Annual Meeting, a reverse stock split of our common stock at a stock split ratio between 1-for-2 and 1-for-40, with the final ratio to be determined by the Board in its sole discretion, the implementation and timing of which shall be subject to the sole discretion of the Board was approved with the following votes.

For	Against	Abstain	Broker Non-Votes
140,024,464	9,746,710	221,941	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEKTAR THERAPEUTICS

Date: May 27, 2025	By:	/s/ Mark A. Wilson
Mark A. Wilson
Chief Legal Officer and Secretary

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